SUMMARY PROSPECTUS OCTOBER 1, 2015

PROSHARES CDS NORTH AMERICAN HY CREDIT ETF

TYTE LISTED ON BATS EXCHANGE INC.

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated October 1, 2015, and Statement of Additional Information, dated October 1, 2015, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Receive investor materials electronically:

Shareholders may sign up for electronic delivery of investor materials. By doing so, you will receive the information faster and help us reduce the impact on the environment of providing these materials. To enroll in electronic delivery,

1.	Go to www.icsdelivery.com
2.	Select the first letter of your brokerage firm’s name.
3.	From the list that follows, select your brokerage firm. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm.
4.	Complete the information requested, including the e-mail address where you would like to receive notifications for electronic documents.

Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel electronic delivery at any time and revert to physical delivery of your materials. Just go to www.icsdelivery.com, perform the first three steps above, and follow the instructions for cancelling electronic delivery. If you have any questions, please contact your brokerage firm.

PROSHARES.COM	CDS NORTH AMERICAN HY CREDIT ETF ::	3

Investment Objective

ProShares CDS North American HY Credit ETF (the “Fund”) seeks to provide long exposure to the credit of North American high yield debt issuers.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.65%
Other Expenses	1.04%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.69%
Fee Waiver/Reimbursement*	-1.19%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.50%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.50% through September 30, 2016. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$416	$806	$1,898

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. The Fund’s portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If these transactions were included, the Fund’s portfolio turnover rate would be significantly higher. During the period from August 5, 2014 (the Fund’s inception date) to May 31, 2015, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective primarily through investing in a portfolio of credit derivatives whose underlying reference entities are North American high yield (i.e., below investment grade or “junk bond”) debt issuers. Under normal circumstances, the Fund will invest at least 80% of its net assets in centrally cleared, index-based credit default swaps (“CDS”) that, in combination, should have economic characteristics that correlate to the North American high yield credit market. For these purposes, investments in centrally cleared, index-based CDS include not only the amounts associated with direct investments in the CDS but also cash and cash equivalents that are segregated on the Fund’s books and records or are being used as collateral or otherwise available to cover the investment exposure associated with the CDS.

ProShare Advisors will actively manage the Fund, selecting credit derivatives based on the following primary considerations:

•	Diversification — maintaining broadly diversified exposure to the credit of North American high yield debt issuers;

•	Liquidity — favoring credit derivatives with greater relative liquidity; and

•	Sensitivity to Changes in Credit Quality — generally favoring credit derivatives having greater sensitivity to changes in credit quality.

ProShare Advisors may, at times, also consider other factors such as the relative value of one credit derivative versus another.

The Fund seeks to increase in value as the overall North American high yield credit market improves (i.e., the likelihood of payment by North American high yield debt issuers increases), while also seeking to limit the impact of a change in the credit quality of any single high yield debt issuer.

Credit markets are commonly considered to be improving when credit spreads (i.e., the level of additional yield that is paid on corporate bonds as compared to Treasury securities) are generally decreasing.

The use of CDS to obtain long credit exposure is also expected to generate ordinary income.

The derivatives and securities that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in very short-term money market instruments.

•

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or

4	:: CDS NORTH AMERICAN HY CREDIT ETF	PROSHARES.COM

indexes. The Fund primarily invests in derivatives to obtain long exposure to North American high yield credit. These derivatives principally include:

¡

Credit Default Swaps (CDS) — The Fund intends to primarily invest in centrally cleared, index-based CDS. CDS provide exposure to the credit of one or more debt issuers referred to as “reference entities.” These instruments are designed to reflect changes in credit quality, including events of default. CDS are most commonly discussed in terms of buying or selling credit protection with respect to a reference entity. Selling credit protection is equivalent to being “long” credit. Because the Fund seeks to provide long exposure to credit, it will generally be a net seller of credit protection with respect to North American high yield debt issuers. Index-based CDS provide credit exposure, through a single trade, to a basket of reference entities. A variety of high yield, index-based CDS with different characteristics are currently available in the marketplace with new issuances occurring periodically. Issuances typically vary in terms of underlying reference entities and maturity and, thus, can have significant differences in performance over time.

For North American high yield, index-based CDS, there are typically new issuances every six months of 5.25 year maturity swap on a 100-name basket, which names vary from issue to issue. Older issues have remaining maturities of up to 4.75 years.

•

Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles. Under normal circumstances, the Fund’s investments in such instruments will, in aggregate, maintain a weighted average maturity of three months or less. Such money market instruments include:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

¡

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

The Fund seeks to remain fully invested (i.e., will not take defensive positions). As such, the Fund should be expected to decrease in value when overall North American high yield credit markets deteriorate. Credit markets are commonly considered to be deteriorating when credit spreads (i.e., the level of additional yield that is paid on corporate bonds as compared to Treasury securities) are generally increasing.

The Fund will seek to obtain only non-leveraged long credit exposure (i.e., exposure equivalent to Fund assets).

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in securities. These risks include counterparty risk and liquidity risk (each as discussed below). Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•

Credit Default Swap (CDS) Risk — The Fund will normally be a net seller of credit protection on North American high yield debt issuers through index-based CDS. Upon the occurrence of a credit event, the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although the Fund intends, as practicable, to obtain initial exposure primarily through centrally cleared CDS, an active market may not exist for any of the CDS in which the Fund invests or in the reference entities subject to the CDS. As a result, the Fund’s ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions.

•

High Yield Credit Risk — Exposure to high yield (or “junk”) credit may involve greater levels of credit, liquidity and valuation risk than for higher rated instruments. High yield credit may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other types of credit. High yield credit is also subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market. High yield credit is considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than other types of credit. An economic downturn or period of rising yields could adversely affect the market for high yield credit and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing high yield credit and thereby give rise to valuation risk.

•

Active Management Risk — The performance of actively managed funds reflect, in part, the ability of ProShare Advisors to select investments and make investment decisions that are suited to achieving the Fund’s investment objective. ProShare Advisors’ judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed

PROSHARES.COM	CDS NORTH AMERICAN HY CREDIT ETF ::	5

by the Fund fail to produce the intended results, the Fund could underperform other funds with a similar investment objective and/or strategies.

•

Counterparty Risk — While the instruments the Fund will use will be centrally cleared, the Fund will still be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the North American high yield credit market.

•

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the market and/or market developments may cause the value of an investment in the Fund to decrease.

•

Market Price Variance Risk — The Fund’s shares are listed for trading on BATS Exchange and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the securities held by the Fund may be traded in markets that close at a different time than the BATS Exchange. Because the Fund generally values such securities as of the bond market closing time, the daily NAV performance will vary from the market performance of the Fund as of the BATS Exchange close (typically at 4:00 p.m., Eastern Time). Furthermore, liquidity in such securities may be reduced after the applicable closing times. This may cause wider spreads and larger premium and discounts than would otherwise be the case if each market was open until the close of trading on the BATS Exchange. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Because of the nature of the high yield credit market, shares may typically trade at a larger premium or discount to the value of the Fund’s holdings than shares of many other ETFs. The Fund’s investment results are measured based upon the daily net asset value (“NAV”) of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•

Portfolio Turnover Risk — In seeking to meet its investment objective, the Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

•

Tax Risk — In order to qualify for treatment as a regulated investment company for federal income tax purposes, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and distribute annually to its shareholders at least 90% of its ordinary income and realized net short-term capital gains. The tax treatment of certain swaps, such as CDS, is unclear in several respects. There is a risk that new tax legislation and U.S. Treasury regulations or Internal Revenue Service positions could limit the extent to which income or gains from those instruments are treated as qualifying income. Therefore, the Fund’s investments in CDS could be limited by the Fund’s intention to qualify as a regulated investment company and could bear adversely on the Fund’s ability to so qualify. If in any year the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution.

6	:: CDS NORTH AMERICAN HY CREDIT ETF	PROSHARES.COM

•

Valuation Risk — In certain circumstances, portfolio assets may be valued using techniques other than market quotations. The value established for a portfolio asset may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio asset is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Full Prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After a full year, performance information will be shown on an annual basis.

Management

The Fund is advised by ProShare Advisors. Jeffrey Ploshnick, Senior Portfolio Manager, has managed the Fund since August 2014.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most exchange-traded funds.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

© 2015 ProShare Advisors LLC. All rights reserved.	TYTE-OCT15